EQ ADVISORS TRUSTSM

EQ/Janus Enterprise Portfolio

SUPPLEMENT DATED JULY 2, 2026 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2026, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2026, as supplemented. You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a change to the control person of Janus Henderson Investors US LLC, the sub-adviser to the EQ/Janus Enterprise Portfolio.

Effective June 30, 2026, Janus Henderson Group plc, the indirect parent of Janus Henderson Investors US LLC, was acquired by Jupiter Company Limited, a holding company backed by investment funds affiliated with Trian Fund Management, L.P., General Catalyst Group Management, LLC and other investors. As a result of this change:

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Janus Henderson Investors US LLC” is hereby deleted in its entirety and replaced with the following information:

Janus Henderson Investors US LLC (“Janus”), 151 Detroit Street, Denver, CO 80206-4805, has been the Sub-Adviser to the EQ/Janus Enterprise Portfolio since December 2016. Janus (together with its predecessors) has served as investment adviser to Janus Funds since 1970 and currently serves as investment adviser to all of the Janus Henderson funds, acts as sub-adviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts. Janus is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”), which is an indirect subsidiary of Jupiter Company Limited, a holding company backed by investment funds affiliated with Trian Fund Management, L.P., General Catalyst Group Management, LLC and other investors. As of March 31, 2026, JHG had approximately $480 billion in assets under management.

The table in the section of the SAI entitled “Investment Advisory and Other Services – The Sub-Advisers” is hereby amended to include the following information:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Janus Enterprise Portfolio	Janus is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“JHG”), which is an indirect subsidiary of Jupiter Company Limited, a holding company backed by investment funds affiliated with Trian Fund Management, L.P., General Catalyst Group Management, LLC and other investors.